UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 29, 2013 (July 15, 2013)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by BreitBurn Energy Partners L.P. (the “Partnership”) on July 18, 2013 in connection with the acquisition completed by its wholly owned subsidiary, BreitBurn Operating L.P. (“BreitBurn Operating”) of certain assets from Whiting Oil and Gas Corporation (“Whiting”), a wholly owned subsidiary of Whiting Petroleum Corporation. The assets acquired from Whiting consist of oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma, including the related gathering and processing facilities, Hough crude oil pipeline, 60% interest in the 120-mile Transpetco-operated CO2 transportation pipeline and other assets as further defined in the Purchase and Sale Agreement (the “Postle Properties”).

The Current Report on Form 8-K filed July 18, 2013 is being amended by this Amendment No. 1 to provide the requisite financial statements and pro forma financial information with respect to the Postle Properties. No other amendments to the Form 8-K filed on July 18, 2013 are being made by this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited statements of revenues and direct operating expenses for the Postle Properties for the six months ended June 30, 2013 and 2012, and the audited statements of revenues and direct operating expenses for the Postle Properties for each of the years in the three-year period ended December 31, 2012 and the related notes thereto, are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Partnership as of June 30, 2013 and the unaudited pro forma combined statements of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012 and the related notes thereto, which give effect to the acquisition of the Postle Properties and a previous acquisition completed in 2012, are attached hereto as Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Exhibit Description

15.1	Letter of Deloitte & Touche LLP re:Unaudited Interim Financial Information

23.1	Consent of Deloitte & Touche LLP

99.1	Unaudited statements of revenues and direct operating expenses for the Postle Properties for the six months ended June 30, 2013 and 2012, and the audited statements of revenues and direct operating expenses for the Postle Properties for each of the years in the three-year period ended December 31, 2012 and the related notes thereto.

99.2	Unaudited pro forma combined balance sheet of the Partnership as of June 30, 2013 and the unaudited pro forma combined statements of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012 and the related notes thereto, which give effect to the acquisition of the Postle Properties and a previous acquisition completed in 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: August 29, 2013	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer